IGC

NYSE American

LIFE SCIENCES PRESENTATION
December 2022

Safe HARBOR

The matters discussed in this presentation include forward-looking statements about the business prospects of India Globalization Capital, Inc. Forward-looking statements are often preceded by words such as believes, expects, anticipates, plans, will, goal, may, intends, assumes or similar expressions. Forward-looking statements reflect management's current expectations as of the date of this conference call and involve certain risks and uncertainties. The forward-looking statements are based on assumptions that we have made in light of our industry experience and our perceptions of historical trends, current conditions, expected future developments, and other factors that we believe are appropriate under these circumstances.

As with any projection or forecast, they are inherently susceptible to uncertainty and changes in circumstances. India Globalization Capital, Inc. actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors and the forward-looking statements are not guarantees of performance. Some of the factors that could cause future results to materially differ from recent results or those projected in forward-looking statements are included in our in our filings with the Securities and Exchange Commission (the "SEC"), such as our Annual Report on 10-K filed with the SEC on June 23, 2022. We are under no obligation and expressly disclaim any obligation to update or alter the forward-looking statements, whether as a result of such changes, new information, subsequent events or otherwise.





Two Subsidiaries

1. IGC Pharma

Two drug candidates focused on Alzheimer's disease

2. HH Processors

Focused on women's wellness products and healthy energy seltzers

WHY IGC?
The Promise of IGC-AD1

We believe we are

The **FIRST** natural cannabis-based patent-protected compound that relies on low doses of THC, a psychoactive cannabinoid, and another compound as active agents for the treatment of Alzheimer's disease

The **ONLY** natural THC-based investigational drug candidate currently undergoing FDA trials registered on https://clinicaltrials.gov/

DIVERSE GROWTH OPPORTUNITIES

Clear strategic focus

Patent-protected investigational drug candidate IGC-AD1 in Phase 2 trial - **the first human trial using low doses of natural THC** to treat symptoms of dementia in Alzheimer's.

Patent-protected drug candidate TGR-63 is a plaque aggregation inhibitor shown in pre-clinical trials to **reduce neurotoxicity in Alzheimer's cell lines and ameliorate beta-amyloid plaque.**

Holief™: Novel line of wellness products for women by women &
Sunday Seltzer™: Energy drink Line.

Innovation-driven R&D with ability to source and manufacture at scale for both verticals.

Clean capital structure





VERTICALLY INTEGRATED OPERATIONS



Potomac, MD

Headquarters.



Vancouver, WA

cGMP Manufacturing and Processing facility.



Colombia

Licensed R&D facilities with legal access to cannabis.



India

Accounting and Analytics.

FIRST MOVER ADVANTAGE WITH INTELLECTUAL PROPERTY

TARGET	DESCRIPTION	PATENT PENDING	PATENTS GRANTED
Alzheimer's Disease (IGC-AD1)	Compositions and Methods for Treating CNS Disorders: CNS/Alzheimer Disease	1	2
Alzheimer's Disease (TGR-63)	Self-Assembly of NMI Derivatives and its impact on Aβ protein	0	2
Epilepsy	Composition and Method for Treating Seizure in and cats and dogs	0	1
Epilepsy	Composition and Method for Treating Seizure in humans	1	1
Eating Disorders	Method and Composition for Treating Cachexia and Eating Disorders	1	1
Stuttering & Tourette Syndrome	Stuttering & Tourette Syndrome	1	0
Relieving Fatigue and Restoring Energy	Cannabis Based Methods and Compositions for Relieving Stress and Restoring Calm	2	-
Pain	Method for Treating Pain	1	2
		7	**9**



TWO LEAD CANDIDATES TARGETING ALZHEIMER'S DISEASE (AD)

IGC-AD1

Treatment of Symptoms

Our lead therapeutic candidate entering Phase 2 trials for treating agitation in dementia from Alzheimer's Disease

TGR-63

Treatment of Disease

A plaque aggregation inhibitor shown in pre-clinical trials to reduce neurotoxicity in Alzheimer's cell lines and improve memory in AD mouse models

ALZHEIMER'S DISEASE – A CRITICAL UNMET NEED

6.5 Million

Americans with
Alzheimer's Disease in 2022

13.8 Million

Americans with
Alzheimer's Disease by 2050

Fifth-Leading

Cause of death among
Americans Age 65+

$1 Trillion

Expected total expenses
for Alzheimer's and other dementias by 2050

Alzheimer's Association 2022 Alzheimer's Disease Facts and Figures. Economic Burden of Alzheimer Disease and Managed Care Considerations, Winston Wong, 2017



IGC-AD1

A Promising Therapy for Alzheimer's

Researchers at the University of South Florida discovered the potential for cannabis to play a role in treating Alzheimer's. The discovery was featured on Dr. Sanjay Gupta's CNN show "Weed 2"

In 2017, IGC acquired the exclusive rights to the research data and patent filing. Based on the research we know that IGC-AD1 has promise in slowing the progression of Alzheimer's and improving memory, our short-term strategy is to develop a drug that reduces neuropsychiatric symptoms (NPS) in Alzheimer's

Benefits of Approach

- Accelerate go-to-market of drug with a smaller scope
- Diversify risk by processing longer-term trials on treating AD with shorter term studies on treating symptoms of AD*

*Subject to FDA trials and approvals



PHASE 2 TRIAL FOCUS: AGITATION IN ALZHEIMER'S

76% of Alzheimer's patients suffer from agitation
Emotional distress, verbal and physical aggression, irritability, and disinhibition

Currently there are no FDA-approved medications to alleviate agitation in AD dementia

Ingestion of medical cannabis is considered a better option than inhalation
Inhalation doesn't allow precise quantifying and can adversely impact lung health, leading to irritation, falls, and infections in already compromised patients

Agitation is associated with:
- Higher admission rate to assisted living facilities
- Higher use of medications
- Long-term hospitalization
- Higher mortality

Sources: Alzheimer's Association; 2022 / Van der Mussele et al., 2015 / NIH Cannabis (Marijuana) Research Report ; 2020 / Supportive Care in Cancer volume 23, páginas819-822 (2015)


Non-amyloidogenic
Amyloidogenic
sAPPα
sAPPβ
Presenilin 1 or 2
Nicastrin
PEN2
APH-1
ADAM9,
10 or 17
BACE1
Aβ
C83
APP
APP
C99
AICD

OUR PROMISING IGC-AD1 PLATFORM

Pre-clinical studies: decreased plaques and decreased pTau, two hallmarks of Alzheimer's:

- Inhibits the aggregation of amyloid plaque
- Reduces phosphorylated tau (pTau)
- Enhances mitochondrial function
- Non-toxic. Repeated low dosing over 48 hours is non-toxic

J. Pineal. Res. 2011, 51, 75-86; J. Alzheimers Dis. 2014, 42, 973-984; Int. J. Mol. Sci. 2022, 23, 2757; Int. J. Mol. Sci. 2022, 23, 4253


Starting
position
Before
dose
No improvement in
memory perfomance
Hidden
platform
After
dose
Improved spatial
memory performance

MEMORY IMPROVED IN AD (APP/PS1) MOUSE MODEL

AD model mice dosed with the active agent in IGC-AD1 had significantly improved times and less errors in a Morris Water Maze test than those in the control group

- The maze uses spatial cues for mice to navigate a swimming container full of stained water and find a safe platform
- The memory task is assessed in multiple trials to measure how well the mouse finds the platform

Nature Protocols. 2006; 1: 848-858; Int. J. Mol. Sci. 2022, 23, 2757

IGC-AD1 PHASE 1 TRIAL COMPLETED

Multiple Ascending Dose (MAD) study to evaluate safety and tolerability of IGC-AD1 in participants with AD & NPS using the NPI (NPS: Neuropsychiatric Systems. NPI: Neuropsychiatric Inventory)



Safety, Tolerability, Agitation, NPS

- No life-threatening or serious adverse events at any dosing level
- Decrease in agitation by 48% - 67% depending on dosage (NPI agitation scale)
- Decrease in depression by 67% - 75% depending on dosage (NPI depression scale)
- Phase 1 findings show IGC-AD1 has potential to treat NPS in AD

IGC-AD1 PHASE 2 TRIAL HAS COMMENCED

Placebo Controlled, Double Blind, Randomized, Multi Site

Phase 2 protocol seeks to show that IGC's low dose THC based investigational drug, IGC-AD1, is effective, compared to placebo, in lowering agitation in participants with Alzheimer's



Objective

Evaluate if **IGC-AG1 is superior to placebo in reducing agitation** in a six-week trial

Key Inclusion Criteria

Individuals 60 years and above
Diagnosis of **AD** with established and persistent symptomatology in agitation

Sites

5-7 trial sites
Admit a diverse population to look at both the impact of variations of the **gene CYP2C9** that metabolizes THC, as well as **APOE e4**, a gene that increases the risk of getting Alzheimer's

Target Completion: 146 Participants



TGR-63 A PROMISING PATH-BREAKING MOLECULE

IGC acquired exclusive rights to TGR-63 from researchers at India-based Jawaharlal Nehru Centre for Advanced Scientific Research (JNCASR) who created the TGR-63 molecule.

- → Pre-clinical testing demonstrates that **TGR-63 holds potential to ameliorate plaque–one** of the hallmarks of AD.
- → Behavioral tests with AD (APP/PS1) mice show that TGR-63 can rescue neuronal cells from amyloid toxicity and **minimize learning deficiency, memory impairment, and cognitive decline.**
- → **Current status:** Toxicology and other studies leading to Phase 1 trials in progress.

SR. SCIENTIFIC TRIAL TEAM

Scientific Management

Dr. Varduhi Ghazaryan, MD, MPH
Medical Director
NIH National Institute on Aging

Dr. Saadia Shahnawaz, MD
Medical Director
HOLY CROSS HEALTH

Dr. Juan Manuel Orjuela, MD
Neuropsychiatrist
Pontificia Universidad JAVERIANA Bogotá

Jagadeesh Rao, PhD
Principal Scientist
NIH National Institute on Aging

Diego Rodriguez, PhD
Senior Clinical Researcher
Julius-Maximilians-UNIVERSITÄT WÜRZBURG

Fabio Mayorga, PhD
Senior Scientist
UNIVERSIDAD COMPLUTENSE MADRID

Evelyn Gutiérrez, Chem Eng.
Scientific Manager
Universidad Nacional de Colombia

Inventors

Prof. Chuanhai Cao, PhD
Professor of Pharmaceutical Science
USF UNIVERSITY OF SOUTH FLORIDA

Prof. T Govindaraju, PhD, FRSC.
Professor - Bioorganic Chemistry
JNCASR Centre for Advanced Scientific Research
MAX PLANCK INSTITUTE OF MOLECULAR PHYSIOLOGY

Scientific Advisors

Dr. L. Elliot Hong, MD
Professor Psychiatrist
UNIVERSITY OF MARYLAND

Dr. Krista Lanctôt, PhD
Professor & Director of Neuropsychopharmacology
UNIVERSITY OF TORONTO

Dr. James Saunders, PhD
Ret. Professor, Molecular Biology
TOWSON UNIVERSITY

POTENTIAL TO DRIVE SIGNIFICANT GROWTH

	NORTH AMERICA AND EUROPE		
Individuals with AD	15M	15M	15M
Agitation in AD	11M	11M	11M
% adoption of drug (IGC-AD1)	3%	5%	10%
Annual Price/Patient of drug	$1,200 – $2,400	$1,200 – $2,400	$1,200 – $2,400
Estimated Revenue	**$0.4B – $0.8B**	**$0.6B - $1.3B**	**$1.3B - $2.6B**

Key Market Factors

- **No FDA approved drugs** for the treatment of agitation due to Alzheimer's exist today
- Distribution strategy involves **direct to consumer** e-commerce accelerating time-to-market
- Accessible at an **affordable price**

www.alzheimer-europe.org/ - https://www.alz.org/ - https://www.hsph.harvard.edu/news/press-releases/alzheimers-international-survey/ - https://www.alzint.org/about/dementia-facts-figures/dementia-statistics

HH PROCESSORS

OTC Products
GMP Facilities
Pharma Manufacturing


CURRENT GOOD MANUFACTURING PRACTICE
cGMP

GMP



Cruelty-Free


GLUTEN
FREE

Gluten-Free


V

VEGAN



GROWING FAMILY OF WELLNESS PRODUCTS


Holief
GUMMIES
PMS
100 MG
Holief
MOOD
1200 MG
Holief
Holief




HEMP ENHANCED
SUNDAY
SELTZER
POMEGRANATE
LEMON
20MG HEMP
HEMP ENHANCED
SUNDAY
SELTZER
PASSIONFRUIT
20MG HEMP
HEMP ENHANCED
SUNDAY
SELTZER
BLACK CHERRY
20MG HEMP


Holief



WOMEN'S HEALTH & WELLNESS SCIENCE


Holief
CAPS
50 MG
Holief
DROPS
333 MG
Holief

Vegan

Gluten Free

Paraben Free

Cruelty Free

Non-GMO, vegan line of over-the-counter "OTC" wellness products with natural ingredients **designed for women by women**

PMS, period cramps, fitness, & sleep, Holief™ covers a spectrum of wellness through a line of products that meets the highest standards and values

From living an active lifestyle to handling daily stress, our goal is to give customers tools they need to feel their best

Our vision is to go beyond products, creating a safe space where women can have open conversations about menstruation, sleep, fitness, mindfulness, and nutrition

As Seen In

Women'sHealth

MARKETS INSIDER

UNITED HEMISPHERES

SUNDAY™
SELTZER

Energy drinks are **changing the seltzer game**

Low-calorie carbonated energy drink with natural caffeine from green tea extract, hemp (CBD), vitamin B and C, no added sugars and no preservatives

Sunday Seltzer also offers seltzer in four flavors with hemp (CBD), vitamin B, vitamin C, and no caffeine



NATURAL FLAVORS ~ 5 CALORIES
TWISTED ENERGY
NATURAL CAFFEINE
HEMP ENHANCED
SUNDAY™
SELTZER
POMEGRANATE LEMON
20MG HEMP
NO ADDED SUGAR
50MG NATURAL CAFFEINE

FROM LAB-TO-MARKET

Unique End-to-end Capabilities

Our formulations

R&D: Ability to source and manufacture product at scale

Brand creation, fulfillment & shipping

E-commerce and data analytics

Global customer engagement through strategic partnerships, social media, and influencers

Affordable and **fast time-to-market**

Sales Beginning To Ramp


Q2 ’23 ended 9/30/22
Q2 ’22 ended 9/30/21
$56K
$202K

SUMMARY

To our knowledge, IGC-AD1 is the **ONLY natural low dose THC-based investigational drug candidate currently undergoing FDA trials in Alzheimer's**

IGC-AD1 Phase 2 Trial has commenced, based on positive findings in Phase 1

Short- and long-term strategies to address Alzheimer's Disease with **significant upside even with modest adoption**

Vertically integrated with the ability to source and manufacture at scale

Clean capital structure



THANK YOU

IGC